Exhibit 10.30.2

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS [***]

AMENDMENT NO. 2 TO EXCLUSIVE LICENSE AGREEMENT WITH KNOW-HOW

This Amendment No. 2 to Exclusive License Agreement with Know-How (“Amendment”) is made effective a of July 1, 2022 by and among the Trustees of the University of Pennsylvania, a Pennsylvania nonprofit corporation (“Penn”), the University of Florida Research Foundation, Incorporated, a nonstock, nonprofit Florida corporation (“UFRF”; together with Penn, the “Licensors”) and IVERIC Bio Gene Therapy LLC, a Delaware limited liability company (“Licensee”).

Recitals

WHEREAS, the Licensors and Licensee entered into an Exclusive License Agreement with Know-How, dated as of April 10, 2019, as amended by Amendment No. 1 on May 1, 2020 (the “License Agreement”) pursuant to which the Licensors granted Licensee exclusive rights to certain patent rights and know-how and non-exclusive rights to certain know-how, in each case to develop, manufacture and commercialize certain gene therapy technologies in the field of treating diseases associated with mutations in the BEST1 gene. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the License Agreement; and

WHEREAS, the parties now wish to amend the License Agreement by this Amendment;

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein the parties hereto agree as follows:

1.	Payment. Licensee hereby agrees to pay to Penn a non-creditable, non-refundable fee of [***] within [***] following the execution of this Amendment.

2.	Section 3.2 First Commercial Sale — Milestones. The first sentence of Section 3.2(a)(i) of the License Agreement is hereby deleted in its entirety and replaced with the following:

“Licensee agrees that the First Commercial Sale of a Wildtype Only Product to a customer shall occur [***].”

3.	Appendix F — Milestones. Appendix F-1 is hereby deleted in its entirety and replaced with the following:

Diligence Events for Wildtype Only Products

Diligence Event	Achievement Date
[***]	[***]
[***]	[***]
[***]	[***]

4.	Except as expressly set forth in this Amendment, the License Agreement remains in full force and effect in accordance with its terms.

5.	Licensors consent to Licensee filing a copy of this Amendment with the U.S. Securities and Exchange Commission, in accordance with its rules and regulations.

6.
This Amendment may be executed in counterparts, each of which will be deemed an original, and all of which together will be deemed to be one and the same instrument. A portable document format (PDF) or electronic copy of this Amendment, including the signature pages, will be deemed an original.

[Signatures follow]

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Final Execution Copy

This Amendment No. 2 to Exclusive License Agreement with Know-How is entered into by the parties by their duly authorized signatories.

Licensors:

TRUSTEES OF THE UNIVERSITY OF PENNSYLVANIA

By: /s/ Benjamin Dibling, Ph. D.
Name: Benjamin Dibling, Ph. D.
Title: Deputy Managing Director, Penn Center for Innovation

UNIVERSITY OF FLORIDA RESEARCH FOUNDATION, INCORPORATED

By: /s/ Jim O’Connell
Name: Jim O’Connell
Title: Director, UF Innovate ǀ Tech Licensing

License:

IVERIC BIO GENE THERAPY LLC

By: /s/ Kieth Westby
Name: Kieth Westby
Title: Chief Operating Officer

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Final Execution Copy